UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 22, 2010

______________________

STEELCASE INC.
(Exact name of registrant as specified in its charter)

Michigan	1-13873	38-0819050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer identification number)

901 44th Street SE Grand Rapids, Michigan	49508
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: (616) 247-2710

None
(Former name or former address, if changed since last report)
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)
[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Amendment to Current Report on Form 8-K/A is being filed solely to correct typographical errors in the line descriptions of the non-GAAP organic revenue growth year-to-date table in the press release filed as Exhibit 99.1 to the Company’s Form 8-K dated September 22, 2010.  No changes were made to any of the numbers presented in the table.  The corrected table is included in Exhibit 99.1 filed herewith.

ITEM 9.01 Financial Statements and Exhibits

d)           EXHIBITS.

Exhibit Number	Description
99.1	Earnings Release – Second Quarter Ended August 27, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Steelcase Inc.

Date: September 23, 2010

/S/ MARK T. MOSSING
Mark T. Mossing
Corporate Controller and Chief Accounting Officer
(Duly Authorized Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Earnings Release – Second Quarter Ended August 27, 2010